-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 18, 2004



                       CITIGROUP VEHICLE SECURITIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



  Delaware                            333-105855             45-0518753
----------------------------        -------------        -------------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
  of Incorporation)                  File Number)        Identification No.)

                390 Greenwich Street, New York, New York 10013
                ----------------------------------------------
                   (address of principal executive offices)


  Registrant's telephone number, including area code: (212) 816-6000

------------------------------------------------------------------------------

Former Address:



------------------------------------------------------------------------------

Item 5.   Other Events
          ------------

          On June 18, 2004, Citigroup Vehicle Securities, Inc. (the "Company") entered into the Sale and Servicing Agreement dated as of June 1, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Fifth Third Auto Trust 2004-A (the "Issuer"), as issuer, Fifth Third Auto Funding LLC, as seller (the "Seller"), Fifth Third Bank, an Ohio banking corporation, as servicer, administrator and custodian ("Fifth Third (Ohio)") and The Bank of New York, as indenture trustee (the "Trustee"). The Sale and Servicing Agreement is attached hereto as Exhibit 10.1. On June 18, 2004, the Company and the Seller entered into the Receivables Purchase Agreement dated as of June 1, 2004 (the "Receivables Purchase Agreement"). The Receivables Purchase Agreement is attached hereto as Exhibit 10.2. On June 18, 2004, the Seller and Fifth Third Bank, a Michigan banking corporation ("Fifth Third (Michigan)") entered into the Transfer and Sale Agreement dated as of June 1, 2004 (the "Transfer and Sale Agreement"). The Transfer and Sale Agreement is attached hereto as Exhibit 10.3.

          On June 18, 2004, the Issuer and the Trustee entered into the Indenture dated as of June 1, 2004 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.1. On June 18, 2004, the Company and Wilmington Trust Company entered into the Amended and Restated Trust Agreement dated as of June 1, 2004 (the "Trust Agreement"). The Trust Agreement is attached hereto as Exhibit 4.2. On June 18, 2004, the Issuer, the Trustee and Fifth Third (Ohio) entered into the Administration Agreement dated as of June 1, 2004 (the "Administration Agreement"). The Administration Agreement is attached hereto as Exhibit 10.4. On June 9, 2004, the Company, Fifth Third
(Ohio) and Citigroup Global Markets, Inc., as representative of the several Underwriters, entered into the Underwriting Agreement dated as of June 9, 2004 (the "Underwriting Agreement:"). The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 7.   Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

      1.1  Underwriting Agreement

      4.1  Indenture

      4.2  Trust Agreement

     10.1. Sale and Servicing Agreement

     10.2  Receivables Purchase Agreement

     10.3  Transfer and Sale Agreement

     10.4  Administration Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CITIGROUP VEHICLE SECURITIES INC.


By: /s/ Steven Vierengel
   -----------------------------------------
    Name:  Steven Vierengel
    Title: Assistant Vice President

Dated: July 2, 2004

                                 Exhibit Index
                                 -------------



Exhibit
-------

 1.1  Underwriting Agreement

 4.1. Indenture

 4.2  Trust Agreement

10.1. Sale and Servicing Agreement

10.2  Receivables Purchase Agreement

10.3  Transfer and Sale Agreement

10.4  Administration Agreement